T. Rowe Price Growth Stock Fund

T. Rowe Price Growth Stock Fund–Advisor Class

T. Rowe Price Growth Stock Fund–R Class

Supplement to Prospectuses and Summary Prospectuses Dated May 1, 2013

The following information amends the summary prospectus and prospectus, each dated May 1, 2013, and supersedes the supplement dated August 16, 2013.

On October 22, 2013, the Growth Stock Fund’s shareholders approved the proposed amendment to the fund’s investment objective. Accordingly, the investment objective is revised as follows:

The fund seeks long-term capital growth through investments in stocks.

In the first paragraph under “Principal Investment Strategies,” the following sentence is added:

The fund generally seeks investments in stocks of large-capitalization companies.

The date of this supplement is November 1, 2013.

F40-042 11/1/13